Exhibit 99.1

MAUI LAND & PINEAPPLE COMPANY, INC.

P. O. BOX 187   •   KAHULUI, HAWAII  96733-6687

NEWS RELEASE

FOR IMMEDIATE RELEASE	October 13, 2006

CONTACT: Teri Freitas Gorman

Director Corporate Communications

808/877-3857

tgorman@mlpmaui.com

MAUI LAND & PINEAPPLE COMPANY ANNOUNCES OFFICER RESIGNATION

KAHULUI, HAWAI`I— Maui Land & Pineapple Company, Inc. (AMEX:MLP) announced that Thomas H. Juliano, Executive Vice President/Resort Operations resigned from the Company today.  Mr. Juliano had also been serving as President of the Company’s Kapalua Land Company.  The Company has indicated it does not intend to fill these positions.

###